Supplement Dated May 27, 2004*
                      to the Prospectus Dated July 31, 2003
        of AXP(R) Short Duration U.S. Government Fund S-6042-99 X (7/03)

The following sentence has been added to the first paragraph under the "Principal Investment Strategies" section of the prospectus:

These mortgage loans include, but are not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds, which are backed by the credit of federal agencies or government sponsored entities, although not by the full faith and credit of the United States.

S-6042-3 C (5/04)

* Valid until July 31, 2004